                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) February 25, 1998
                                                          -----------------

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Ohio                      1-11690             34-1723097
     ----------------------------------------------------------------------
   (State or other Jurisdiction   (Commission            (IRS Employer
           or incorporation)       File Number)       Identification Number)


               34555 Chagrin Boulevard, Moreland Hills, Ohio 44022
     ----------------------------------------------------------------------


        Registrant's telephone number, including area code (440) 247-4700
                                                           ---------------


                                       N/A
     ----------------------------------------------------------------------
          (Former name of former address, if changed since last report)

This Form 8-K/A amends Item 2 of Developers Diversified Realty Corporation's Current Report on Form 8-K previously filed with the Securities and Exchange Commission on April 7, 1998. The acquisitions were inadvertantly filed as an
Item 2 instead of an Item 5 Other Events. This Form 8-K/A is also being filed for the purpose of filing the financial statement and pro forma financial information required by Item 7.

Item 5. Other Events
--------------------

On March 23, 1998, through a single transaction with Continental Real Estate Companies of Columbus, Ohio, the Company completed the acquisition of 10 shopping centers, two of which were acquired through joint ventures, (the "Acquisition Properties"). The shopping centers total 1.2 million square feet of retail space, all of which is Company-owned. The Company's net investment in the Acquisition Properties aggregated approximately $87 million of assets including a $5.2 million equity investment in a 50% owned joint venture, before any contingent consideration. The Company's net investment was initially funded through proceeds made available through revolving credit facilities and cash of approximately $30.4 million, mortgages assumed of approximately $51.8 million, a minority equity interest valued at approximately $2.0 million, and the issuance of approximately 70,000 Operating Partnership ("OP") Units valued at approximately $2.8 million. The OP Units are convertible, on a one for one basis, into shares of the Company's common stock. The ten shopping centers or interests therein were owned by individual partnerships having commonality of ownership. In addition, the Company entered into an agreement, with the same entity mentioned above, to acquire three additional shopping centers or interests therein located in the Columbus, Ohio area. These shopping centers have approximately 1.0 million square feet of total GLA and have an estimated purchase price of approximately $107 million of which the Company's net investment will approximate $91 million. These properties are referred to herein as the "Probable Acquisition Properties." Although the Company believes it is probable that these properties will be acquired, there can be no assurance that the purchase transactions will be consummated. Information regarding the Acquisition Properties and the Probable Acquisition Properties is attached as SCHEDULE A.

The acquisition of, or investment in, the Acquisition Properties, or with respect to the Probable Acquisition Properties will be, pursuant to individual agreements for the sale and purchase of each property or interests therein between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties included their historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and/or new tenancies, current operating costs and taxes on the properties and anticipated changes therein under Company ownership, the outlots and expansion areas available, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly Funds From Operations) and the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the price it was willing to pay primarily on the factors discussed above related to the properties themselves and their fit with the Company's operations. Separate independent appraisals were not obtained in connection with the acquisition of the properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported, where available, to not be necessarily indicative of future operating results.

During the period January 1, 1998 to March 23, 1998, through individual transactions, the Company completed the acquisition of two shopping centers (Bel Air Centre located in Detroit, MI and Country Club Mall located in Idaho Falls,
ID), neither of which individually constitutes a "significant subsidiary." The shopping centers total 0.8 million square feet of retail space, of which approximately 0.5 million square feet is Company-owned. The Company's net investment in the two shopping centers aggregated approximately $40.2 million, before any contingent consideration. The Company's net investment was initially funded through proceeds made available through revolving credit facilities, cash and liabilities assumed aggregating approximately $20.5 million and a mortgage assumed of approximately $19.7 million. Country Club Mall was acquired from a limited partnership in which the Company's Chairman Emeritus, the Chairman of the Board and the Vice-Chairman of the Board owned, in the aggregate through a separate partnership, a 1% general partner interest. Management believes that the acquisition of this property was completed on terms at least as favorable to the Company as could have been obtained from an unrelated third party. The initial purchase price of the property was approximately $6.5 million. In accordance with the purchase agreement, the Company may be required to pay the seller an additional $0.8 million upon the leasing of vacant space in the center. Information regarding these two properties is included on SCHEDULE A.

The acquisition of, or investment in, these two properties, was pursuant to individual agreements for the sale and purchase of each property between each selling entity and the Company. The factors considered by the Company in determining the price to be paid for the properties included their historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and/or new tenancies, current operating costs and taxes on the properties and anticipated changes therein under Company ownership, the outlots and expansion areas available, the physical condition and locations of the properties, the anticipated effect on the Company's financial results (including particularly Funds From Operations) and the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the price it was willing to pay primarily on the factors discussed above related to the properties themselves and their fit with the Company's operations. Separate independent appraisals were not obtained in connection with the acquisition of the properties by the Company. The Company, after investigation of the properties, is not aware of any material factors, other than those enumerated above, that would cause the financial information reported, where available, to not be necessarily indicative of future operating results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

Financial Statements
--------------------

The statements of revenue and certain expenses included in this report encompass the following:

* An audited statement of revenue and certain expenses for the year ended December 31, 1997 for the following shopping centers:

       -      Belair Centre (acquired property)

       -      The Columbus Properties (acquired properties)

       -      Sun Center (acquired property)

       -      Dublin Village Center (probable acquisition property)

       -      Washington Park Plaza (probable acquisition property)

* Statement of revenue and certain expenses for the nine months ended December 31, 1997 (audited) for Lennox Town Center (acquired property).

* The Country Club Mall Shopping Center historical financial information is not presented as it is not considered material.

* Financial information for Easton Market (probable acquisition property) is not presented because the property is under development and, accordingly, the related operating information does not exist and would not be meaningful.

Pro Forma Financial Information (unaudited)
-------------------------------------------

Unaudited pro forma financial information is presented as follows:

*      Pro forma condensed consolidated balance sheet as of December 31, 1997.

* Pro forma condensed consolidated statement of operations for the year ended December 31, 1997.

* Estimated twelve-month pro forma statement of taxable net operating income and operating funds available.

Exhibits
--------

(23) Consent of Independent Accountants

                                                                      SCHEDULE A

                    DEVELOPERS DIVERSIFIED REALTY CORPORATION

                                                Company
                                  Date of        Owned      Percent        Year
     Shopping Center            Acquisition   Square Feet   Occupied     Completed            Principal Tenants
------------------------------------------------------------------------------------------------------------------------------------
Country Club Mall                                                                    Fred Meyer (not owned), LaMont's, Payless
Idaho Falls, ID                   02/25/98      148,593       90.0%        1976      Drug Store and OfficeMax

Bel Air Centre                                                                       Target, AMC Theatres, Builders Square, Farmer
Detroit, MI                       03/10/98      343,502      100.0%        1989      Jack Supermarket, Toys R Us and Kids R Us

Perimeter Shopping Center
Dublin, Ohio                      03/23/98      137,610       97.6%        1996      Big Bear Supermarket and Revco

OfficeMax
Barboursville, West Virginia      03/23/98      70,900       100.0%        1985      OfficeMax and Discount Emporium

Big Bear
Bellefontaine, Ohio               03/28/98      54,780       100.0%        1995      Big Bear Supermarket

Roundy's
Hamilton, Ohio                    03/23/98      30,110       100.0%        1986      Roundy's

Hoggies Center
Gahanna, Ohio                     03/23/98      39,285       100.0%        1995

Roundy's/Rite Aid
Pataskala, Ohio                   03/23/98      33,270       100.0%        1980      Roundy's and Rite Aid

Shoppes at Turnberry
Pickerington, Ohio                03/23/98      59,495        97.3%        1990      Revco and Bank One

Derby Square Shopping Center
Grove City, Ohio                  03/23/98      128,050      100.0%        1992      Big Bear Supermarket and Bank One

Lennox Town Center                                                                   Target, AMC Theatres, Barnes & Noble,
Columbus, Ohio (1)                03/23/98      336,044      100.0%        1997      Staples and Old Navy

Sun Center                                                                           Big Bear Supermarket, HomePlace, Babies R
Columbus, Ohio (2)                03/23/98      317,581       98.0%        1995      Us, Rhodes Furniture, SteinMart and Staples

Washington Plaza                  Probable
Dayton, Ohio (3)                Acquisition     169,816      100.0%        1990      PharMor and Books a Million

Dublin Village Center             Probable                                           AMC Theater, PharMor, Michael's and
Columbus, Ohio (4)              Acquisition     327,264       92.2%        1987      Designer Shoe Warehouse

Easton Market                     Probable                                           Galyan's, Kittler Furniture, Bed Bath &
Columbus, Ohio                  Acquisition     508,334       94.5%        1998      Beyond, TJ Maxx and PETsMART



(1) Property acquired through a joint venture in which the Company owns a 50% interest.

(2) Property acquired through a joint venture in which the Company owns a 79.45% interest.

(3) Property scheduled to be owned through a joint venture in which the Company would own a 50% interest.

(4) Property scheduled to be owned through a joint venture in which the Company would own approximately an 80% interest.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                                           PAGE
BELAIR CENTRE
   Report of Independent Accountants .................................................     F-3
   Statement of Revenue and Certain Expenses for the year ended
      December 31, 1997 ..............................................................     F-4
   Notes to Statement of Revenue and Certain Expenses ................................     F-5

THE COLUMBUS PROPERTIES
   Report of Independent Accountants .................................................     F-6
   Combined Statement of Revenue and Certain Expenses for the year ended
      December 31, 1997 ..............................................................     F-7
   Notes to Combined Statement of Revenue and Certain Expenses .......................     F-8

SUN CENTER
   Report of Independent Accountants .................................................    F-10
   Statement of Revenue and Certain Expenses for the year ended
      December 31, 1997 ..............................................................    F-11
   Notes to Statement of Revenue and Certain Expenses ................................    F-12

DUBLIN VILLAGE CENTER
   Report of Independent Accountants .................................................    F-14
   Statement of Revenue and Certain Expenses for the year ended
      December 31, 1997 ..............................................................    F-15
   Notes to Statement of Revenue and Certain Expenses ................................    F-16

WASHINGTON PARK PLAZA
   Report of Independent Accountants .................................................    F-17
   Statement of Revenue and Certain Expenses for the year ended
      December 31, 1997 ..............................................................    F-18
   Notes to Statement of Revenue and Certain Expenses ................................    F-19

LENNOX TOWN CENTER
   Report of Independent Accountants .................................................    F-20
   Statement of Revenue and Certain Expenses for the nine months ended
      December 31, 1997 ..............................................................    F-21
   Notes to Statement of Revenue and Certain Expenses ................................    F-22

DEVELOPERS DIVERSIFIED REALTY CORPORATION
INDEX TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

DEVELOPERS DIVERSIFIED REALTY CORPORATION
(PRO FORMA - UNAUDITED):
    Condensed Consolidated Balance Sheet as of  December 31, 1997 ....................   F-24
    Condensed Consolidated Statement of Operations for the year ended
       December 31, 1997 .............................................................   F-28
    Estimated Twelve Month Pro Forma Statement of Taxable Net Operating
       Income and Operating Funds Available ..........................................   F-36

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying statement of revenue and certain expenses of Belair Centre for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Belair Centre.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Belair Centre, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.







PRICE WATERHOUSE LLP
Cleveland, Ohio
April 14, 1998

DEVELOPERS DIVERSIFIED REALTY CORPORATION
BELAIR CENTRE
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

Revenue:
    Minimum rents                           $3,472,263
    Percentage and overage rents                21,130
    Recoveries from tenants                  1,085,916
    Other income                               116,436
                                            ----------
                                             4,695,745
                                            ----------
Certain expenses:
    Operating and maintenance                  868,296
    Real estate taxes                          350,244
                                            ----------
                                             1,218,540
                                            ----------

Revenue in excess of certain expenses       $3,477,205
                                            ==========




















    The accompanying notes are an integral part of this statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
BELAIR CENTRE
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses relates to the operations of Belair Centre (the "Property"), located in Detroit, MI. The shopping center was built in 1989. Developers Diversified Realty Corporation (the "Company") acquired the property on February 24, 1998.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense, management fees, professional fees, contributions, advertising costs and other general and administrative costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK
---------------------

         Belair Centre's tenant base includes primarily national and regional retail chains and local retailers, consequently, the Property's credit risk is concentrated in the retail industry.

         Revenues derived from the Property's two largest tenants, AMC Theatres and Builders Square, aggregated 19.4% and 15.9%, respectively, of total base revenues.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying combined statement of revenue and certain expenses for The Columbus Properties, described in Note 1, for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying combined historical statement was prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the combined revenues and expenses of The Columbus Properties.

         In our opinion, the combined historical statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses of The Columbus Properties on the basis described in Note 2 for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
January 18, 1998

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE COLUMBUS PROPERTIES
COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

  Revenue:
      Minimum rents                         $5,032,883
      Percentage and overage rents              86,996
      Recoveries from tenants                  989,206
      Other income                               3,287
                                            ----------
                                             6,112,372
                                            ----------


Certain expenses:
      Operating and maintenance                541,335
      Real estate taxes                        472,915
                                            ----------
                                             1,014,250
                                            ----------
Revenue in excess of certain expenses       $5,098,122
                                            ==========


     The accompanying notes are an integral part of this combined statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE COLUMBUS PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


1.     OPERATION OF PROPERTIES
       -----------------------
         For purposes of the accompanying combined statement of revenue and certain expenses, The Columbus Properties (the "Properties") represent certain shopping center properties which Developers Diversified Realty Corporation (the "Company") intends to acquire in 1998. A summary of the Properties is as follows:


        CENTER NAME                         LOCATION                YEAR BUILT
----------------------------            ------------                  ----
Derby Square Shopping Center            Columbus, OH                  1992
Perimeter Shopping Center               Columbus, OH                  1996
Shoppes at Turnberry                    Columbus, OH                  1990
Big Bear Shopping Center                Bellefontaine, OH             1995
OfficeMax Center                        Barboursville, WV             1985
Roundy's Shopping Center                Hamilton, OH                  1986
Hoggies Retail Center                   New Albany, OH                1995
Roundy's and Rite Aid                   Pataskala, OH                 1980

         A combined statement of revenue and certain expenses has been presented because the Properties have commonality of ownership, are under common control and management, and, although they will be purchased pursuant to separate purchase agreements, are considered to be a single transaction since their purchase was negotiated simultaneously.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       ------------------------------------------

BASIS OF PRESENTATION

         The accompanying combined statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying combined financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Properties, have been excluded. Revenues excluded consist of interest, gains on sales of land, and other revenues unrelated to the continuing operations of the Properties. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense, professional fees, charitable contributions, and other general and administrative costs not directly related to the future operations of the Properties.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
THE COLUMBUS PROPERTIES
NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK
---------------------

         The Columbus Properties' tenant base includes primarily national and regional retail chains and local retailers, consequently, the Properties' credit risk is concentrated in the retail industry.

         Revenues derived from the Properties two largest tenants, Big Bear and Roundy's, aggregated 33.4% and 7.4%, respectively, of total combined base revenues.

3.       EVENT SUBSEQUENT TO INDEPENDENT ACCOUNTANTS' REPORT
         ---------------------------------------------------

         On March 23, 1998, the Company acquired the Properties.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying statement of revenue and certain expenses of Sun Center for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Sun Center.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Sun Center, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
January 18, 1998

DEVELOPERS DIVERSIFIED REALTY CORPORATION
SUN CENTER
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

Revenue:
Minimum rents                                    $3,405,262
     Percentage and overage rent                     32,951
     Recoveries from tenants                        569,123
     Other income                                     1,041
                                                 ----------
                                                  4,008,377
                                                 ----------
Certain expenses:
     Operating and maintenance                      216,603
     Real estate taxes                              344,194
                                                 ----------
                                                    560,797
                                                 ----------

Revenue in excess of certain expenses            $3,447,580
                                                 ==========





















        The accompanying notes are an integral part of this statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
SUN CENTER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses relates to the operations of Sun Center (the "Property"), located in Columbus, Ohio. The shopping center was built in 1995. Developers Diversified Realty Corporation (the "Company") intends to acquire a majority interest in the Property in 1998.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
SUN CENTER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


CONCENTRATION OF RISK
---------------------

         Sun Center's tenant base includes primarily national and regional retail chains and local retailers, consequently, the Property's credit risk is concentrated in the retail industry.

         Revenues derived from the Property's two largest tenants, Big Bear and HomePlace, aggregated 22.4% and 19.2%, respectively, of total base revenues.

3.       EVENT SUBSEQUENT TO INDEPENDENT ACCOUNTANTS' REPORT
         ---------------------------------------------------

         On March 23, 1998, the Company acquired a 79.45% ownership interest in the Property.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying statement of revenue and certain expenses of Dublin Village Center for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Dublin Village Center.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Dublin Village Center, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
January 18, 1998

DEVELOPERS DIVERSIFIED REALTY CORPORATION
DUBLIN VILLAGE CENTER
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

Revenue:
     Minimum rents                               $3,719,068
     Percentage and overage rents                    39,728
     Recoveries from tenants                      1,117,638
     Other income                                    11,492
                                                 ----------
                                                  4,887,926
                                                 ----------
Certain expenses:
     Operating and maintenance                      607,585
     Real estate taxes                              557,249
                                                 ----------
                                                  1,164,834
                                                 ----------

Revenue in excess of certain expenses            $3,723,092
                                                 ==========






















        The accompanying notes are an integral part of this statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
DUBLIN VILLAGE CENTER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses, relates to the operations of Dublin Village Center (the "Property") located in Columbus, Ohio. The shopping center was built in 1987. Developers Diversified Realty Corporation (the "Company") intends to acquire an equity interest of approximately 80% in the Property in 1998, although there can be no assurance that the purchase transaction will be consummated.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK
---------------------

         Dublin Village Center's tenant base includes primarily national and regional retail chains and local retailers, consequently, the Property's credit risk is concentrated in the retail industry.

         Revenues derived from the Property's two largest tenants, AMC Theatres and PharMor, aggregated 25.9% and 7.4%, respectively, of total base revenues.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying statement of revenue and certain expenses of Washington Park Plaza for the year ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Washington Park Plaza.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Washington Park Plaza, on the basis described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
January 18, 1998

DEVELOPERS DIVERSIFIED REALTY CORPORATION
WASHINGTON PARK PLAZA
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


Revenue:
     Minimum rents                               $1,878,030
     Recoveries from tenants                        596,304
     Other income                                        21
                                                 ----------
                                                  2,474,355
                                                 ----------
Certain expenses:
     Operating and maintenance                      293,965
     Real estate taxes                              298,024
                                                 ----------
                                                    591,989
                                                 ----------

Revenue in excess of certain expenses            $1,882,366
                                                 ==========






        The accompanying notes are an integral part of this statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
WASHINGTON PARK PLAZA
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses relates to the operations of Washington Park Plaza (the "Property"), located in Dayton, Ohio. The shopping center was built in 1990. Developers Diversified Realty Corporation (the "Company") intends to acquire a fifty percent equity interest in the Property in 1998, although there can be no assurance that the purchase transaction will be consummated.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company in the future operations of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONCENTRATION OF RISK
---------------------

         Washington Park Plaza's tenant base includes primarily national and regional retail chains and local retailers, consequently, the Property's credit risk is concentrated in the retail industry.

         Revenues derived from the Property's two largest tenants, PharMor and CVC International, aggregated 19.6% and 12.4%, respectively, of total base revenues.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Developers Diversified Realty Corporation


         We have audited the accompanying statement of revenue and certain expenses of Lennox Town Center for the nine months ended December 31, 1997. This historical statement is the responsibility of management. Our responsibility is to express an opinion on this historical statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying historical statement is prepared on the basis described in Note 2, for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Developers Diversified Realty Corporation) and is not intended to be a complete presentation of the revenues and expenses of Lennox Town Center.

         In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Lennox Town Center, on the basis described in Note 2, for the nine months ended December 31, 1997, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Cleveland, Ohio
January 18, 1998

DEVELOPERS DIVERSIFIED REALTY CORPORATION
LENNOX TOWN CENTER
STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------



Revenue:
     Minimum rents                               $1,956,462
     Recoveries from tenants                        417,916
     Other income                                    15,565
                                                 ----------
                                                  2,389,943
                                                 ----------
Certain expenses:
     Operating and maintenance                      164,902
     Real estate taxes                              319,439
                                                 ----------
                                                    484,341
                                                 ----------

Revenue in excess of certain expenses            $1,905,602
                                                 ==========











        The accompanying notes are an integral part of this statement of revenue and certain expenses.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
LENNOX TOWN CENTER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.       OPERATION OF PROPERTY
         ---------------------

         The accompanying statement of revenue and certain expenses relates to the operations of Lennox Town Center (the "Property"), located in Columbus, Ohio. The shopping center was built in 1997. The accompanying presentation represents a nine month period since prior to April 1, 1997, the Property was in lease up and the operating information prior to that time would not be meaningful. Developers Diversified Realty Corporation (the "Company") intends to acquire an interest in the Property in 1998.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

BASIS OF PRESENTATION
---------------------

         The accompanying statement of revenue and certain expenses has been prepared on the accrual basis of accounting.

         The accompanying financial statement is not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be earned or incurred by the Company, in the future operations of the Property, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of depreciation on the building and improvements and amortization of organization costs and other intangible assets, interest expense and other general and administrative costs not directly related to the future operations of the Property.

INCOME RECOGNITION
------------------

         Rental income is recorded on the straight line basis.

USE OF ESTIMATES
----------------

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
LENNOX TOWN CENTER
NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE NINE MONTHS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------


CONCENTRATION OF RISK
---------------------

         Lennox Town Center's tenant base includes primarily national and regional retail chains and local retailers, consequently, the Property's credit risk is concentrated in the retail industry.

         Revenues derived from the Property's two largest tenants, AMC Theatres and Barnes & Noble, aggregated 17.1% and 11.3%, respectively, of total base revenues.

3.       EVENT SUBSEQUENT TO INDEPENDENT ACCOUNTANTS' REPORT
         ---------------------------------------------------

         On March 23, 1998 the Company acquired a 50% ownership interest in the Property.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1997
-------------------------------------------------------------------------------
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the following had occurred as of December 31, 1997: (i) the Company's acquisition of twelve shopping centers or interests therein which occurred subsequent to January 1, 1998 ("Acquisition Properties"); (ii) the Company's acquisition of the three probable acquisition properties or interests therein ("Probable Acquisition Properties"); (iii) the Company's formation of a joint venture with Prudential Real Estate Investors which occurred in February 1998; (iv) the sale by the Company of $100 million Medium Term Notes issued in January 1998 and (v) the Company's purchase of a partner's minority interest in one shopping center which occurred in March 1998. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Form 10-K for the year ended December 31, 1997.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at December 31, 1997.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1997
-------------------------------------------------------------------------------
(IN THOUSANDS)
(Unaudited)

                                                     Company              Pro Forma       Company
                                                      Historical           Adjustments     Pro Forma
                                                      -------------------------------------------------
Assets:
    Real estate, net                                   $ 1,154,005        $ 212,936(a)     $ 1,366,941
    Other real estate investments                           72,149          (54,500)(e)         17,649
    Cash and cash equivalents                                   18             --                   18
    Other assets                                            29,479              625(b)          30,104
    Investment in and advances to
      joint ventures                                       136,267            6,331(a)         155,572
                                                                             12,974(e)
                                                       -----------        ---------        -----------
         Total assets                                  $ 1,391,918        $ 178,366        $ 1,570,284
                                                       ===========        =========        ===========

Liabilities:
     Indebtedness:
       Fixed rate senior notes                         $   392,254        $  99,744(b)     $   491,998
       Convertible debentures                               46,891             --               46,891
       Revolving credit agreements                         139,700           27,451(c)         125,625
                                                                            (41,526)(e)
       Mortgages payable                                    89,676           94,150(f)         183,826
                                                       -----------        ---------        -----------

             Total indebtedness                            668,521          179,819            848,340

Other liabilities                                           37,701              876 (a)         38,577
Minority interest                                           16,293          (16,293)(d)          3,686
                                                                              3,686 (g)
Operating partnership minority interests                       353           10,278 (h)         10,631
                                                       -----------        ---------        -----------
       Total liabilities and minority interests            722,868          178,366            901,234

     Shareholders' equity:
      Class A Preferred Shares                             105,375             --              105,375
       Class B Preferred Shares                             44,375             --               44,375
      Common shares                                          2,769             --                2,769
      Paid-in-capital                                      580,509             --              580,509
      Accumulated dividends in excess of
         net income                                        (63,517)            --              (63,517)
                                                       -----------        ---------        -----------
                                                           669,511             --              669,511
Less:  Unearned compensation -
        restricted stock                                      (461)            --                 (461)
                                                       -----------        ---------        -----------

                                                           669,050             --              669,050
                                                       -----------        ---------        -----------
         Total Liabilities and
            Shareholders' Equity                       $ 1,391,918        $ 178,366        $ 1,570,284
                                                       ===========        =========        ===========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1997
-------------------------------------------------------------------------------
(Unaudited)

(a) Represents the purchase of or investment in the twelve Acquired Properties and the three Probable Acquisition Properties. The Acquisition Properties were purchased by the Company during the period January 1, 1998 through March 23, 1998. The Probable Acquisition Properties represent the properties considered by the Company to be probable acquisitions as of April 17, 1998, although there is no assurance that the transactions will be consummated. The purchase of the acquired shopping centers were initially funded through cash, mortgages and other liabilities assumed (including minority equity interests) issuance of operating partnership units and borrowings from revolving credit facilities. The initial purchase price, before any contingent consideration that may be payable to the sellers, is as follows (in thousands):

         Wholly or Majority Owned Properties:
                  Country Club Mall, Idaho Falls, ID                                    $      6,508
                  Belair Centre, Detroit, MI                                                  33,690
                  The Columbus Properties (9 properties)                                      82,738
                  Probable Acquisition Properties (2 properties)                              90,000
                                                                                        ------------
                                                                                          $  212,936
         Equity investment in Joint Venture Properties:
                  Acquired Property                                                       $    5,181
                  Probable Acquisition Property                                                1,150
                                                                                          ----------
                                                                                          $    6,331
                                                                                          ==========

(b) Represents the sale by the Company of $100 million of Medium Term Notes in January 1998 and the use of proceeds thereof. The net proceeds to the Company, after underwriting discounts and offering costs, were approximately $99.1 million and were used to repay borrowings under the revolving credit facilities.

(c) The net increase in the revolving credit facility debt is summarized as follows (in thousands):

                  Purchase of the Acquisition Properties                                 $    50,887
                  Assumed purchase of the Probable Acquisition Properties                     59,390
                  Issuance of Medium Term Notes                                              (99,119)
                  Funding of minority interest purchased                                      16,293
                                                                                         -----------
                                                                                         $    27,451
                                                                                         ===========

(d) Represents the purchase by the Company of the minority interest in a shopping center located in North Olmsted, Ohio in March 1998. The aggregate cash paid reflected herein is assumed to be funded entirely through proceeds from revolving credit facilities.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 1997
(Unaudited)

(e) Represents the formation of a joint venture with Prudential Real Estate Investors whereby the Company contributed its recently acquired investment in 33 retail sites formerly occupied by Best Products and was reimbursed 75% of its invested capital aggregating $41,526. The Company's remaining investment balance of approximately $12,974 was reclassified from other real estate investments to investment in and advances to joint ventures.

(f) Mortgage debt assumed associated with the Acquisition Properties and Probable Acquisition Properties is summarized as follows (in thousands):

                  Belair Centre, Detroit, MI                                            $19,689
                  The Columbus Properties (9 properties)                                 51,861
                  Probable Acquisition Properties (2 properties)                         22,600
                                                                                       --------
                                                                                        $94,150
                                                                                        =======

(g) Minority interests associated with the Acquisition Property and Probable Acquisition Property is summarized as follows (in thousands):

                  Acquired Property                                                     $  2,006
                  Probable Acquisition Property                                            1,680
                                                                                        --------
                                                                                        $  3,686
                                                                                        ========

(h) Operating partnership minority interests associated with the Acquisition Properties and Probable Acquisition Properties are summarized as follows (in thousands):

                  Acquired Properties                                                   $  2,798
                  Probable Acquisition Properties                                          7,480
                                                                                        --------

                                                                                        $ 10,278
                                                                                        ========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
-------------------------------------------------------------------------------
(Unaudited)

The unaudited pro forma condensed statement of operations for the year ended December 31, 1997 is presented as if each of the following transactions had occurred on January 1, 1997; (i) the acquisition by the Company of the Acquisition Properties, which had an operating history, purchased from January 1, 1997 through April 17, 1998; (ii) the acquisition of the three Probable Acquisition Properties, which had an operating history; (iii) the sale by the Company of 3,350,000 common shares in January 1997; (iv) the sale by the Company of $75 million of 7.125% Pass-through Asset Trust Securities in March 1997; (v) the sale by the Company of 1,300,000 common shares in June 1997; (vi) the sale by the Company of $202 million of Medium Term Notes in 1997 and 1998; (vii) the sale by the Company of 507,960 common shares in September 1997; (viii) the sale by the Company of 316,800 common shares in December 1997 and (ix) the purchase by the Company of a partner's minority interest in one shopping center.

The foregoing pro forma information is based upon the historical consolidated results of operations of the Company for year ended December 31, 1997, giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the Developers Diversified Realty Corporation Form 10-K for the year ended December 31, 1997.

The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor do they purport to represent the Company's results of operations for future periods.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------
(Unaudited)                                  Pro Forma Adjustments

                                                                                  Common
                                                                                   Share               Probable            Company
                                             Company          Acquired             and  Debt            Acquisition       Pro Forma
                                            Historical        Properties         Offerings            Properties         (Unaudited)
                                            ----------        ----------         ---------            ----------         -----------


Revenues from rental properties              $  158,718       $ 3,073(a)                          $   4,888(d)           $  182,367
                                                               15,688(b)

Management fees and other income                10,322                                                 -                     10,322
                                            ----------         ------            -------          -----------             ---------

                                               169,040         18,761                                   4,888(d)            192,689
                                            ----------         ------            -------          -----------             ---------

Operating and maintenance                        15,961           549(a)                                  608(d)             18,859
                                                                1,741(b)
Real estate taxes                                20,001           203(a)                                  557(d)             22,055
                                                                1,294(b)
Depreciation and amortization                    32,313           568(a)                                  787(d)             36,790
                                                                3,122(b)
General and administrative expenses              11,055           750(m)              -                    -                 11,805
Interest expense                                 35,558         1,516(a)            (316)(f),(j)        1,980(d)             47,648
                                                                9,234(b)              66 (g),(k)
                                                                  263(c)          (1,771)(h)
                                                                1,103(l)              15 (i)
                                            ----------         ------            -------          -----------             ---------

                                               114,888         20,343             (2,006)               3,932               137,157
                                            ----------         ------            -------          -----------             ---------
Income (loss) before equity in net
      income of joint ventures, gain on
      sales of real estate and allocation
      to minority interest                      54,152         (1,582)             2,006                  956                55,532
Equity in net income of joint ventures          10,893              9(c)           -                      137(e)             11,039

Minority equity interest                        (1,049)           (14)(a)          -                     (196)(d)              (447)
                                                                 (163)(b)                                 (63)(e)
                                                                1,038 (l)
Gain on sales of real estate                     3,526              -              -                       -                  3,526
                                            ----------         ------            -------          -----------             ---------

Net income (loss)                           $   67,522        $  (712)           $ 2,006          $       834             $  69,650
                                                              =======            =======                                  =========
Less: preferred dividends                      (14,200)                                                                    (14,200)
                                            ----------        -------            -------          -----------             ---------

Net income applicable to common
  shareholders                              $   53,322                                                                   $  55,450
                                            ==========                                                                   =========


Per share data:
   Earnings per common share:
   Basic                                    $    2.06                                                                   $    2.08(n)
                                            =========                                                                   =========
   Diluted                                  $    2.05                                                                   $    2.07(n)
                                            =========                                                                   =========

Weighted average number of common
  shares (in thousands):
   Basic                                       25,880                                                                       26,625
                                            =========                                                                    =========

   Diluted                                     26,062                                                                       26,804
                                            =========                                                                    =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------
(Unaudited)

(a) Reflects revenues and expenses for the properties acquired during 1997, for the period January 1, 1997 through the earlier of the date of acquisition, or December 31, 1997 as follows:

                             Effective                Real
                              Date of                Estate   Operating &                                     Minority
     Shopping Center        Acquisition  Revenues    Taxes    Maintenance   Depreciation (4)   Interest (4)   Interest
     ---------------        -----------  --------    -----    -----------   ----------------   ------------   --------
Great Northern Shopping
Center - North,
Cleveland,                    01/01/97     $     -    $    -         $  -            $    -       $    -     $     -
(North Olmsted), OH (1)
Great Northern Shopping
   Center - South,
Cleveland,                     01/01/97          -         -             -                 -            -          -
(North
Olmsted) OH (1)
Plaza Del Norte,
San Antonio, TX                01/23/97          -         -             -                 -            -          -
(2), (3)
Foothills Towne Center
  Awatukee, AZ (2)             02/21/97          -         -             -                 -            -          -

Eagan Promenade
  Minneapolis, MN (2)          07/01/97          -         -             -                 -            -          -
Midway Marketplace
  St. Paul, MN (2)             07/11/97          -         -             -                 -            -          -
Cooks Corner
  Brunswick, ME                08/14/97      1,907       154           404               300          806         14
Centennial Promenade
  Denver, CO (2)               10/02/97          -                                         -            -
                                                           -             -                                         -
Spring Creek Centre
  Fayetteville, AR             11/20/97      1,166        49           145               268          710          -
                                             -----        --           ---               ---  -       ---          -
                                            $3,073      $203          $549              $568       $1,516        $14
                                            ======      ====          ====              ====       ======        ===

(1) Included in historical statement of operations for the year ended December 31, 1997.

(2) No revenues or expenses have been included in the pro forma statement of operations since the center was either under development or in the lease-up phase during 1997.

(3) Property acquired through a joint venture in which the Company owns a 35% interest.

(4) Determined depreciation utilizing a 31.5 year life for buildings based on the preliminary purchase price allocation and calculated interest at the Company's estimated interest rate under its lines of credit.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

(b) Reflects revenues and expenses for the year ended December 31, 1997 of the properties acquired from January 1, 1998 to April 17, 1998 as follows:

                             Effective                 Real
                              Date of                 Estate      Operating &                                 Minority
    Shopping Center         Acquisition    Revenues    Taxes      Maintenance   Depreciation(2)   Interest(2) Interest
    ---------------         -----------    --------    -----      -----------   ---------------   --------    --------

Country Club Mall
  Idaho Falls, ID             02/25/98    $    871  $                 $115             $165         $441       $  -
                                                        127
Belair Centre
  Detroit, MI                 03/10/98       4,696      350            868              856        2,401          -
Derby Square
  Grove City, OH              03/23/98       1,451      142            129              301          902         54
Perimeter
  Dublin, OH                  03/23/98       1,848      183            218              382        1,191          -
Shoppes at Turnberry
  Pickerington, OH            03/23/98       1,031       73            113              201          615         76
Big Bear
  Bellefontaine, OH           03/23/98         460        -              -              106          304          -
OfficeMax
  Bourboursville, WV          03/23/98         314        4             39               45          121         15
Roundy's
  Hamilton, OH                03/23/98         253       22              1               52          139         28
Hoggies
  Gahanna, OH                 03/23/98         482       30             39              109          290          -
Roundy's and Rite Aid
  Pataskala, OH               03/23/98         274       19              2               54          169          3
Sun Center
  Columbus, OH (1)            03/23/98       4,008      344            217              851        2,661       (13)
                                             -----      ---            ---              ---        -----       ----
                                           $15,688   $1,294         $1,741           $3,122       $9,234       $163
                                           =======   ======         ======           ======       ======       ====

(1) Property acquired through a joint venture in which the Company owns a 79.45% interest.

(2) Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation and calculated interest at the Company's estimated interest rate under its lines of credit and/or the effective interest rate associated with the mortgage debt assumed.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997      (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

(c) Reflects revenues and expenses for Lennox Towne Center, Columbus, Ohio for the nine month period ended December 31, 1997 in which a 50% equity interest was acquired on March 23, 1998 as follows:

                                                         (1)
         Revenues                                      $2,390

         Operating and maintenance                        165
         Real estate taxes                                319
         Depreciation (2)                                 604
         Interest (2)                                   1,283
                                                     --------
                                                        2,371
                                                     --------
                                                           19
         Ownership interest                                50%
         Equity in net income of joint venture       $      9
                                                     ========

     (1) Revenues and expenses prior to April 1, 1997 are not included in the pro forma statement of operations since the center was in the lease up phase.

     (2) Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation and calculated interest at the effective interest rate associated with the mortgage debt assumed. Interest costs of $263 associated with the purchase of the Company's 50% equity interest in this property is calculated at the Company's estimated interest rate under its lines of credit.

(d) Reflects revenues and expenses of two Probable Acquisition Properties contemplated as of April 17, 1998 for the period January 1, 1997 through December 31, 1997 as follows:

                                         Real
                                        Estate      Operating &                                      Minority
    Shopping Center        Revenues      Taxes      Maintenance     Depreciation (3)  Interest (3)   Interest
    ---------------        --------      -----      -----------     ----------------  ------------   --------
Easton Market
  Columbus, OH (1)          $       -         $-               $ -                      $        -           $-
                                                                                  $-
Dublin Village Center
  Columbus, OH (2)              4,888        557               608               787         1,980          196
                                -----        ---               ---               ---         -----          ---

                               $4,888       $557              $608              $787        $1,980         $196
                               ======       ====              ====              ====        ======         ====

     (1) No revenues or expenses have been included in the pro forma statement of operations since the center was either under development or in the lease-up phase during 1997.

     (2) Property is anticipated to be acquired through a joint venture in which the Company is expected to own an 80% interest. There can be no assurance that the Company will acquire the Probable Acquisition Properties.

     (3) Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation and calculated interest at the Company's estimated interest rate under its lines of credit and/or the effective interest rate associated with the mortgage debt assumed.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------
(e) Reflects revenues and expenses for Washington Park Plaza, Dayton, Ohio, a Probable Acquisition Property, which is assumed to be acquired through a 50% joint venture interest, contemplated as of April 17, 1998 for the period January 1, 1997 through December 31, 1997 as follows:

         Revenues                                     $2,474

         Operating and maintenance                       294
         Real estate taxes                               298
         Depreciation (1)                                432
         Interest (1)                                  1,176
                                                     -------
                                                       2,200
                                                     -------
                                                         274
         Ownership interest                               50%
         Equity in net income of joint venture        $  137
                                                      ======

          (1) Determined depreciation utilizing a 31.5 year life for building based on the preliminary purchase price allocation and calculated interest at the effective interest rate associated with the mortgage debt assumed.

          The Company's purchase price is anticipated to be funded through the use of cash and the issuance of OP Units. The minority interest expense associated with these OP Units is estimated to be $63 for the year ended December 31, 1997.

          There can be no assurance that the Company will acquire an ownership interest in the Probable Acquisition Property.

(f) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 3,350,000 common shares completed in January 1997.

(g) Reflects the net increase in interest cost of $66 relating to variable rate indebtedness repaid with the proceeds from the sale of $75 million 7.125% Pass-through Assets Trust Securities completed in March 1997. Pro forma interest is estimated at $1,103 and interest savings on the variable rate indebtedness repaid is estimated at $1,037.

(h) Reflects the reduction of interest costs relating to variable rate indebtedness effectively repaid with the proceeds from the sale of 1,300,000 common shares completed in June 1997.

(i) Reflects the net increase in interest cost of $15 relating to the variable rate indebtedness repaid with the proceeds from the $202 million Medium Term Notes completed in 1997 and 1998. Pro forma interest incurred for the year ended December 31, 1997 on the Medium Term Notes is estimated at $483 and interest savings on the variable rate indebtedness repaid is estimated at $468. Pro forma interest expense is calculated based on the amount of proceeds assumed to be used to fund the properties acquired in 1997 and 1998 which had operating history. Shopping Centers with no operating history, or which were in lease up prior to the Company's acquisition, were not deemed to be acquired by the Company until the actual acquisition date, therefore, the remaining proceeds were not considered to be received until the earlier of the date of issuance or the date the remaining 1997 and 1998 shopping centers were acquired.

DEVELOPERS DIVERSIFIED REALTY CORPORATION PRO
FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997
                                          (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

(j) The issuance of 507,960 common shares completed in September 1997, or utilization of the proceeds derived from the sale thereof, are not reflected herein prior to their issuance as the proceeds were considered to be used to acquire shopping centers with no previous operating history and/or for properties under development. Accordingly, the Company would not have issued these securities until the earlier the date of issuance or the date the centers were acquired.

(k) The issuance of 316,800 common shares completed in December 1997, or utilization of the proceeds derived from the sale thereof, are not reflected herein prior to their issuance as the proceeds were considered to be used to acquire shopping centers with no previous operating history and/or for properties under development. Accordingly, the Company would not have issued these securities until the earlier the date of issuance or the date the centers were acquired.

(l) Represents the elimination of the minority interest expense due to the purchase by the Company of the minority interest in a shopping center located in North Olmsted, Ohio in March 1998.

(m) The general and administrative expenses of the Company have been adjusted by $750 to reflect the expected increased expenses estimated to be incurred associated with additional operating personnel and related costs attributable to acquisitions and development activities.

(n) Pro forma income per common share is based upon the weighted average number of common shares assumed to be outstanding during 1997 and includes all shares issued in conjunction with the 3,350,000 common share offering in January 1997 and the 1,300,000 common share offering completed in June 1997. The 507,960 shares issued in September 1997 and the 316,800 shares issued in December 1997 were reflected in the pro forma statement of operations only from the date of issuance as the proceeds were not considered to be received until the date the newly developed shopping centers were acquired in 1997 and 1998, since such centers had no operating history. Since the acquisition of Easton Market in Columbus, Ohio is assumed to have occurred on December 31, 1997, as it had no operating results prior to that time, the operating partnership units are excluded from the calculation.

DEVELOPERS DIVERSIFIED REALTY CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------------------

         In accordance with the SFAS 128, earnings per share before extraordinary item is calculated as follows:

           Income before extraordinary item                                                        $  69,650
           Less:  Preferred stock dividend                                                           (14,200)
                                                                                                   ---------

           Basic EPS - Income before extraordinary item applicable to common
              shareholders                                                                         $  55,450
                                                                                                   =========

           Diluted EPS - Income before extraordinary item applicable to common
              shareholders plus assumed conversions                                                $  55,719
                                                                                                   =========

             NUMBER OF SHARES:
            Basic - average shares outstanding
            Effect of dilutive securities:                                                            26,625
              Stock options                                                                              176
              Restricted stock                                                                             3
                                                                                                   ---------
            Diluted Shares                                                                            26,804
                                                                                                   =========

         PER SHARE AMOUNT:
            Income before extraordinary item
               Basic                                                                                    2.08
                                                                                                   =========
               Diluted                                                                                  2.07
                                                                                                   =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
-------------------------------------------------------------------------------
(Unaudited)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the year ended December 31, 1997. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1997 adjusted for the effect of (i) historical operations of the twelve Acquisition Properties and the Probable Acquisition Properties, (ii) Medium Term Notes offerings completed in 1997 and 1998, (iii) 3,500,000 common share offering completed in January 1997,
(iv) Pass-through Asset Trust Securities issued in March 1997, (v) 1,300,000 common share offering completed in June 1997, (vi) 509,760 common share offering completed in September 1997, (vii) 316,800 common share offering completed in December 1997 and (viii) the purchase by the Company of a partner's minority interest in one shopping center and certain other items related to operations which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the 1997 historical financial statements included on the Company's Form 10-K for the year ended December 31, 1997 and (ii) the pro forma condensed financial statements of the Company included elsewhere herein.

ESTIMATE OF TAXABLE NET OPERATING INCOME (IN THOUSANDS):
DDRC historical net income, exclusive of property depreciation and amortization (Note 1) ..............................   $  99,835
Acquisition Properties - historical earnings from operations, as adjusted, exclusive
   of depreciation and amortization (Note 2) ..........................................................................       3,043
Probable Acquisition Properties - historical earnings from operations, as adjusted, exclusive of
   depreciation and amortization (Note 2) .............................................................................       1,621
Pro forma adjustments reflecting the purchase of minority interests ...................................................         (65)
Pro forma adjustments arising from the utilization of the proceeds from the issuance of Medium
   Term Notes to repay variable rate indebtedness .....................................................................          15
Pro forma adjustments reflecting the decrease in interest expense arising from the utilization of
   the proceeds from the 3,350,000 common share offering ..............................................................         316
Pro forma adjustments arising reflecting the increase in interest expense from the utilization of the proceeds from the issuance of Pass-through Asset Trust Securities to repay variable rate
   indebtedness .......................................................................................................         (66)
Pro forma adjustments arising from the utilization of the proceeds from the 1,300,000 common
   share offering .....................................................................................................       1,771
Pro forma adjustments arising from the utilization of the proceeds from the 507,960 common
   share offering .....................................................................................................         -
Pro forma adjustments arising from the utilization of the proceeds from the 316,800 common
   share offering .....................................................................................................         -
Estimated tax depreciation and amortization (Note 3):
Estimated 1997 tax depreciation and amortization ......................................................................     (25,088)
Pro forma tax depreciation for Properties acquired during 1997                                                                 (527)
Pro forma tax depreciation for Properties acquired during 1998 ........................................................      (2,069)
Pro forma tax depreciation for Probable Acquisition Property                                                                   (620)
                                                                                                                          ---------

Pro forma taxable income before dividends deduction ...................................................................      78,166
    Estimated dividends deduction (Note 4) ............................................................................     (81,295)
                                                                                                                          ---------
                                                                                                                          $  (3,129)
                                                                                                                          =========
Pro forma taxable net operating income ................................................................................   $     -
                                                                                                                          =========

ESTIMATE OF OPERATING FUNDS AVAILABLE (IN THOUSANDS):
Pro forma taxable operating income before dividend deduction ..........................................................   $  78,166
    Add pro forma depreciation ........................................................................................      28,304
Estimated pro forma operating funds available (Note 5) ................................................................   $ 106,470
                                                                                                                          =========

DEVELOPERS DIVERSIFIED REALTY CORPORATION
ESTIMATED TWELVE MONTH PRO FORMA STATEMENT OF
TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
--------------------------------------------------------------------------------
(Unaudited)

Note 1 - The historical earnings from operations represents the Company's earnings from operations for the twelve months ended December 31, 1997 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the properties acquired during 1997 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1997 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the properties which exceeds the historical cost basis, as reflected in the Company's financial statements in accordance with generally accepted accounting principles, by approximately $18 million before accumulated depreciation. The costs are generally depreciated on a straight-line method over a 40-year life for tax purposes.

Note 4    -       Estimated dividends deduction is calculated as follows:

                  Common share dividend
                  (26,625,000 shares x $2.52 per share)                $ 67,095
                  Class A Preferred Shares                               10,011
                  Class B Preferred Shares                                4,189
                                                                     ----------
                                                                       $ 81,295

Note 5 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DEVELOPERS DIVERSIFIED REALTY
                                 CORPORATION


Date      April 23, 1998         /s/  William H. Schafer
    -----------------------      --------------------------------------------
                                    William H. Schafer
                                    Vice President and Chief Financial Officer